American General Corporation: Board of Directors


Date:         January 21, 1999
Subject:      Form 10-K; Limited Power of Attorney for



Purpose. The purpose of this limited power of attorney is to authorize certain officers of the company to execute, on behalf of the undersigned person, the company's 1998 annual report on Form 10-K, with such amendments thereto as may be necessary or appropriate, together with any and all exhibits and other related documents, and to file the Form 10-K with the SEC.


                            LIMITED POWER OF ATTORNEY


              WHEREAS, AMERICAN GENERAL CORPORATION, a Texas corporation (company), will file with the Securities and Exchange Commission (Commission) under Section 13 of the Securities Exchange Act of 1934, as amended (Act), its annual report on Form 10-K for the fiscal year ended December 31, 1998 (Form 10-K), with such amendments thereto as may be necessary or appropriate, together with any and all exhibits and other documents related thereto;

              NOW, THEREFORE, the undersigned in his/her capacity as a director or officer or both, as the case may be, of the company does hereby appoint JON
P. NEWTON, MARK S. BERG, and ELLEN H. MASTERSON, and each of them, severally, his/her true and lawful attorney or attorneys-in-fact with or without the others and with full power of substitution and resubstitution, to execute in his/her name, place, and stead, in his/her capacity as a director or officer or both, as the case may be, of the company, the Form 10-K and any and all amendments thereto as said attorneys-in-fact or any of them shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys-in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable in connection with the Form 10-K, as fully and for all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys-in-fact and each of them.

              IN WITNESS WHEREOF, the undersigned has executed this instrument this 21st day of January, 1999.



                                           /S/ ROBERT M. DEVLIN
                                           --------------------

American General Corporation: Board of Directors


Date:         January 21, 1999
Subject:      Form 10-K; Limited Power of Attorney for



Purpose. The purpose of this limited power of attorney is to authorize certain officers of the company to execute, on behalf of the undersigned person, the company's 1998 annual report on Form 10-K, with such amendments thereto as may be necessary or appropriate, together with any and all exhibits and other related documents, and to file the Form 10-K with the SEC.


                            LIMITED POWER OF ATTORNEY


              WHEREAS, AMERICAN GENERAL CORPORATION, a Texas corporation (company), will file with the Securities and Exchange Commission (Commission) under Section 13 of the Securities Exchange Act of 1934, as amended (Act), its annual report on Form 10-K for the fiscal year ended December 31, 1998 (Form 10-K), with such amendments thereto as may be necessary or appropriate, together with any and all exhibits and other documents related thereto;

              NOW, THEREFORE, the undersigned in his/her capacity as a director or officer or both, as the case may be, of the company does hereby appoint JON
P. NEWTON, MARK S. BERG, and ELLEN H. MASTERSON, and each of them, severally, his/her true and lawful attorney or attorneys-in-fact with or without the others and with full power of substitution and resubstitution, to execute in his/her name, place, and stead, in his/her capacity as a director or officer or both, as the case may be, of the company, the Form 10-K and any and all amendments thereto as said attorneys-in-fact or any of them shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys-in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable in connection with the Form 10-K, as fully and for all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys-in-fact and each of them.

              IN WITNESS WHEREOF, the undersigned has executed this instrument this 21st day of January, 1999.



                                           /S/ J. EVANS ATTWELL
                                           --------------------

American General Corporation: Board of Directors


Date:         January 21, 1999
Subject:      Form 10-K; Limited Power of Attorney for



Purpose. The purpose of this limited power of attorney is to authorize certain officers of the company to execute, on behalf of the undersigned person, the company's 1998 annual report on Form 10-K, with such amendments thereto as may be necessary or appropriate, together with any and all exhibits and other related documents, and to file the Form 10-K with the SEC.


                            LIMITED POWER OF ATTORNEY


              WHEREAS, AMERICAN GENERAL CORPORATION, a Texas corporation (company), will file with the Securities and Exchange Commission (Commission) under Section 13 of the Securities Exchange Act of 1934, as amended (Act), its annual report on Form 10-K for the fiscal year ended December 31, 1998 (Form 10-K), with such amendments thereto as may be necessary or appropriate, together with any and all exhibits and other documents related thereto;

              NOW, THEREFORE, the undersigned in his/her capacity as a director or officer or both, as the case may be, of the company does hereby appoint JON
P. NEWTON, MARK S. BERG, and ELLEN H. MASTERSON, and each of them, severally, his/her true and lawful attorney or attorneys-in-fact with or without the others and with full power of substitution and resubstitution, to execute in his/her name, place, and stead, in his/her capacity as a director or officer or both, as the case may be, of the company, the Form 10-K and any and all amendments thereto as said attorneys-in-fact or any of them shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys-in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable in connection with the Form 10-K, as fully and for all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys-in-fact and each of them.

              IN WITNESS WHEREOF, the undersigned has executed this instrument this 21st day of January, 1999.



                                           /S/ BRADY F. CARRUTH
                                           --------------------

American General Corporation: Board of Directors


Date:         January 21, 1999
Subject:      Form 10-K; Limited Power of Attorney for



Purpose. The purpose of this limited power of attorney is to authorize certain officers of the company to execute, on behalf of the undersigned person, the company's 1998 annual report on Form 10-K, with such amendments thereto as may be necessary or appropriate, together with any and all exhibits and other related documents, and to file the Form 10-K with the SEC.


                            LIMITED POWER OF ATTORNEY


              WHEREAS, AMERICAN GENERAL CORPORATION, a Texas corporation (company), will file with the Securities and Exchange Commission (Commission) under Section 13 of the Securities Exchange Act of 1934, as amended (Act), its annual report on Form 10-K for the fiscal year ended December 31, 1998 (Form 10-K), with such amendments thereto as may be necessary or appropriate, together with any and all exhibits and other documents related thereto;

              NOW, THEREFORE, the undersigned in his/her capacity as a director or officer or both, as the case may be, of the company does hereby appoint JON
P. NEWTON, MARK S. BERG, and ELLEN H. MASTERSON, and each of them, severally, his/her true and lawful attorney or attorneys-in-fact with or without the others and with full power of substitution and resubstitution, to execute in his/her name, place, and stead, in his/her capacity as a director or officer or both, as the case may be, of the company, the Form 10-K and any and all amendments thereto as said attorneys-in-fact or any of them shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys-in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable in connection with the Form 10-K, as fully and for all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys-in-fact and each of them.

              IN WITNESS WHEREOF, the undersigned has executed this instrument this 21st day of January, 1999.



                                           /S/ W. LIPSCOMB DAVIS JR.
                                           -------------------------

American General Corporation: Board of Directors


Date:         January 21, 1999
Subject:      Form 10-K; Limited Power of Attorney for



Purpose. The purpose of this limited power of attorney is to authorize certain officers of the company to execute, on behalf of the undersigned person, the company's 1998 annual report on Form 10-K, with such amendments thereto as may be necessary or appropriate, together with any and all exhibits and other related documents, and to file the Form 10-K with the SEC.


                            LIMITED POWER OF ATTORNEY


              WHEREAS, AMERICAN GENERAL CORPORATION, a Texas corporation (company), will file with the Securities and Exchange Commission (Commission) under Section 13 of the Securities Exchange Act of 1934, as amended (Act), its annual report on Form 10-K for the fiscal year ended December 31, 1998 (Form 10-K), with such amendments thereto as may be necessary or appropriate, together with any and all exhibits and other documents related thereto;

              NOW, THEREFORE, the undersigned in his/her capacity as a director or officer or both, as the case may be, of the company does hereby appoint JON
P. NEWTON, MARK S. BERG, and ELLEN H. MASTERSON, and each of them, severally, his/her true and lawful attorney or attorneys-in-fact with or without the others and with full power of substitution and resubstitution, to execute in his/her name, place, and stead, in his/her capacity as a director or officer or both, as the case may be, of the company, the Form 10-K and any and all amendments thereto as said attorneys-in-fact or any of them shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys-in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable in connection with the Form 10-K, as fully and for all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys-in-fact and each of them.

              IN WITNESS WHEREOF, the undersigned has executed this instrument this 21st day of January, 1999.



                                           /S/ J. EDWARD EASLER II
                                           -----------------------

American General Corporation: Board of Directors


Date:         January 21, 1999
Subject:      Form 10-K; Limited Power of Attorney for



Purpose. The purpose of this limited power of attorney is to authorize certain officers of the company to execute, on behalf of the undersigned person, the company's 1998 annual report on Form 10-K, with such amendments thereto as may be necessary or appropriate, together with any and all exhibits and other related documents, and to file the Form 10-K with the SEC.


                            LIMITED POWER OF ATTORNEY


              WHEREAS, AMERICAN GENERAL CORPORATION, a Texas corporation (company), will file with the Securities and Exchange Commission (Commission) under Section 13 of the Securities Exchange Act of 1934, as amended (Act), its annual report on Form 10-K for the fiscal year ended December 31, 1998 (Form 10-K), with such amendments thereto as may be necessary or appropriate, together with any and all exhibits and other documents related thereto;

              NOW, THEREFORE, the undersigned in his/her capacity as a director or officer or both, as the case may be, of the company does hereby appoint JON
P. NEWTON, MARK S. BERG, and ELLEN H. MASTERSON, and each of them, severally, his/her true and lawful attorney or attorneys-in-fact with or without the others and with full power of substitution and resubstitution, to execute in his/her name, place, and stead, in his/her capacity as a director or officer or both, as the case may be, of the company, the Form 10-K and any and all amendments thereto as said attorneys-in-fact or any of them shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys-in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable in connection with the Form 10-K, as fully and for all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys-in-fact and each of them.

              IN WITNESS WHEREOF, the undersigned has executed this instrument this 21st day of January, 1999.




                                           /S/ LARRY D. HORNER
                                           -------------------

American General Corporation: Board of Directors


Date:         January 21, 1999
Subject:      Form 10-K; Limited Power of Attorney for



Purpose. The purpose of this limited power of attorney is to authorize certain officers of the company to execute, on behalf of the undersigned person, the company's 1998 annual report on Form 10-K, with such amendments thereto as may be necessary or appropriate, together with any and all exhibits and other related documents, and to file the Form 10-K with the SEC.


                            LIMITED POWER OF ATTORNEY

              WHEREAS, AMERICAN GENERAL CORPORATION, a Texas corporation (company), will file with the Securities and Exchange Commission (Commission) under Section 13 of the Securities Exchange Act of 1934, as amended (Act), its annual report on Form 10-K for the fiscal year ended December 31, 1998 (Form 10-K), with such amendments thereto as may be necessary or appropriate, together with any and all exhibits and other documents related thereto;

              NOW, THEREFORE, the undersigned in his/her capacity as a director or officer or both, as the case may be, of the company does hereby appoint JON
P. NEWTON, MARK S. BERG, and ELLEN H. MASTERSON, and each of them, severally, his/her true and lawful attorney or attorneys-in-fact with or without the others and with full power of substitution and resubstitution, to execute in his/her name, place, and stead, in his/her capacity as a director or officer or both, as the case may be, of the company, the Form 10-K and any and all amendments thereto as said attorneys-in-fact or any of them shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys-in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable in connection with the Form 10-K, as fully and for all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys-in-fact and each of them.

              IN WITNESS WHEREOF, the undersigned has executed this instrument this 21st day of January, 1999.



                                           /S/ RICHARD J.V. JOHNSON
                                           ------------------------

American General Corporation: Board of Directors


Date:         January 21, 1999
Subject:      Form 10-K; Limited Power of Attorney for



Purpose. The purpose of this limited power of attorney is to authorize certain officers of the company to execute, on behalf of the undersigned person, the company's 1998 annual report on Form 10-K, with such amendments thereto as may be necessary or appropriate, together with any and all exhibits and other related documents, and to file the Form 10-K with the SEC.


                            LIMITED POWER OF ATTORNEY


              WHEREAS, AMERICAN GENERAL CORPORATION, a Texas corporation (company), will file with the Securities and Exchange Commission (Commission) under Section 13 of the Securities Exchange Act of 1934, as amended (Act), its annual report on Form 10-K for the fiscal year ended December 31, 1998 (Form 10-K), with such amendments thereto as may be necessary or appropriate, together with any and all exhibits and other documents related thereto;

              NOW, THEREFORE, the undersigned in his/her capacity as a director or officer or both, as the case may be, of the company does hereby appoint JON
P. NEWTON, MARK S. BERG, and ELLEN H. MASTERSON, and each of them, severally, his/her true and lawful attorney or attorneys-in-fact with or without the others and with full power of substitution and resubstitution, to execute in his/her name, place, and stead, in his/her capacity as a director or officer or both, as the case may be, of the company, the Form 10-K and any and all amendments thereto as said attorneys-in-fact or any of them shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys-in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable in connection with the Form 10-K, as fully and for all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys-in-fact and each of them.

              IN WITNESS WHEREOF, the undersigned has executed this instrument this 21st day of January, 1999.



                                           /S/ MICHAEL E. MURPHY
                                           ---------------------

American General Corporation: Board of Directors


Date:         January 21, 1999
Subject:      Form 10-K; Limited Power of Attorney for



Purpose. The purpose of this limited power of attorney is to authorize certain officers of the company to execute, on behalf of the undersigned person, the company's 1998 annual report on Form 10-K, with such amendments thereto as may be necessary or appropriate, together with any and all exhibits and other related documents, and to file the Form 10-K with the SEC.


                            LIMITED POWER OF ATTORNEY


              WHEREAS, AMERICAN GENERAL CORPORATION, a Texas corporation (company), will file with the Securities and Exchange Commission (Commission) under Section 13 of the Securities Exchange Act of 1934, as amended (Act), its annual report on Form 10-K for the fiscal year ended December 31, 1998 (Form 10-K), with such amendments thereto as may be necessary or appropriate, together with any and all exhibits and other documents related thereto;

              NOW, THEREFORE, the undersigned in his/her capacity as a director or officer or both, as the case may be, of the company does hereby appoint JON
P. NEWTON, MARK S. BERG, and ELLEN H. MASTERSON, and each of them, severally, his/her true and lawful attorney or attorneys-in-fact with or without the others and with full power of substitution and resubstitution, to execute in his/her name, place, and stead, in his/her capacity as a director or officer or both, as the case may be, of the company, the Form 10-K and any and all amendments thereto as said attorneys-in-fact or any of them shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys-in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable in connection with the Form 10-K, as fully and for all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys-in-fact and each of them.

              IN WITNESS WHEREOF, the undersigned has executed this instrument this 21st day of January, 1999.




                                           /S/ JON P. NEWTON
                                           -----------------

American General Corporation: Board of Directors


Date:         January 21, 1999
Subject:      Form 10-K; Limited Power of Attorney for



Purpose. The purpose of this limited power of attorney is to authorize certain officers of the company to execute, on behalf of the undersigned person, the company's 1998 annual report on Form 10-K, with such amendments thereto as may be necessary or appropriate, together with any and all exhibits and other related documents, and to file the Form 10-K with the SEC.


                            LIMITED POWER OF ATTORNEY


              WHEREAS, AMERICAN GENERAL CORPORATION, a Texas corporation (company), will file with the Securities and Exchange Commission (Commission) under Section 13 of the Securities Exchange Act of 1934, as amended (Act), its annual report on Form 10-K for the fiscal year ended December 31, 1998 (Form 10-K), with such amendments thereto as may be necessary or appropriate, together with any and all exhibits and other documents related thereto;

              NOW, THEREFORE, the undersigned in his/her capacity as a director or officer or both, as the case may be, of the company does hereby appoint JON
P. NEWTON, MARK S. BERG, and ELLEN H. MASTERSON, and each of them, severally, his/her true and lawful attorney or attorneys-in-fact with or without the others and with full power of substitution and resubstitution, to execute in his/her name, place, and stead, in his/her capacity as a director or officer or both, as the case may be, of the company, the Form 10-K and any and all amendments thereto as said attorneys-in-fact or any of them shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys-in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable in connection with the Form 10-K, as fully and for all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys-in-fact and each of them.

              IN WITNESS WHEREOF, the undersigned has executed this instrument this 21st day of January, 1999.



                                           /S/ MICHAEL J. POULOS
                                           ---------------------

American General Corporation: Board of Directors


Date:         January 21, 1999
Subject:      Form 10-K; Limited Power of Attorney for



Purpose. The purpose of this limited power of attorney is to authorize certain officers of the company to execute, on behalf of the undersigned person, the company's 1998 annual report on Form 10-K, with such amendments thereto as may be necessary or appropriate, together with any and all exhibits and other related documents, and to file the Form 10-K with the SEC.


                            LIMITED POWER OF ATTORNEY


              WHEREAS, AMERICAN GENERAL CORPORATION, a Texas corporation (company), will file with the Securities and Exchange Commission (Commission) under Section 13 of the Securities Exchange Act of 1934, as amended (Act), its annual report on Form 10-K for the fiscal year ended December 31, 1998 (Form 10-K), with such amendments thereto as may be necessary or appropriate, together with any and all exhibits and other documents related thereto;

              NOW, THEREFORE, the undersigned in his/her capacity as a director or officer or both, as the case may be, of the company does hereby appoint JON
P. NEWTON, MARK S. BERG, and ELLEN H. MASTERSON, and each of them, severally, his/her true and lawful attorney or attorneys-in-fact with or without the others and with full power of substitution and resubstitution, to execute in his/her name, place, and stead, in his/her capacity as a director or officer or both, as the case may be, of the company, the Form 10-K and any and all amendments thereto as said attorneys-in-fact or any of them shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys-in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable in connection with the Form 10-K, as fully and for all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys-in-fact and each of them.

              IN WITNESS WHEREOF, the undersigned has executed this instrument this 21st day of January, 1999.



                                           /S/ ROBERT E. SMITTCAMP
                                           -----------------------

American General Corporation: Board of Directors


Date:         January 21, 1999
Subject:      Form 10-K; Limited Power of Attorney for



Purpose. The purpose of this limited power of attorney is to authorize certain officers of the company to execute, on behalf of the undersigned person, the company's 1998 annual report on Form 10-K, with such amendments thereto as may be necessary or appropriate, together with any and all exhibits and other related documents, and to file the Form 10-K with the SEC.


                            LIMITED POWER OF ATTORNEY


              WHEREAS, AMERICAN GENERAL CORPORATION, a Texas corporation (company), will file with the Securities and Exchange Commission (Commission) under Section 13 of the Securities Exchange Act of 1934, as amended (Act), its annual report on Form 10-K for the fiscal year ended December 31, 1998 (Form 10-K), with such amendments thereto as may be necessary or appropriate, together with any and all exhibits and other documents related thereto;

              NOW, THEREFORE, the undersigned in his/her capacity as a director or officer or both, as the case may be, of the company does hereby appoint JON
P. NEWTON, MARK S. BERG, and ELLEN H. MASTERSON, and each of them, severally, his/her true and lawful attorney or attorneys-in-fact with or without the others and with full power of substitution and resubstitution, to execute in his/her name, place, and stead, in his/her capacity as a director or officer or both, as the case may be, of the company, the Form 10-K and any and all amendments thereto as said attorneys-in-fact or any of them shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys-in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable in connection with the Form 10-K, as fully and for all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys-in-fact and each of them.

              IN WITNESS WHEREOF, the undersigned has executed this instrument this 21st day of January, 1999.




                                           /S/ ANNE M. TATLOCK
                                           -------------------